U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 16, 1997
                                                       -------------------

TRIANGLE BANCORP, INC.

North Carolina                         0-21346                        56-1764546
(State of other jurisdiction    (Commission File Number)            IRS Employer
of incorporation)                                            Identification No.)

4300 Glenwood Avenue, Raleigh, North Carolina                27612
(Address of principal executive office)                   (Zip Code)

Registrant's telephone number, including area code               (919) 881-0455

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Item 5.   Other Information

          The board of directors of Triangle Bancorp, Inc. (Triangle) has rescinded the stock repurchase program which it authorized on May 13, 1997 and announced in an 8-K filed on May 16, 1997. The original plan authorized the repurchase of up to 170,000 shares of the Corporation's common stock, or approximately 1.6% of the then issued and outstanding shares. As of September 16, 1997, Triangle has repurchased 40,200 shares under the plan. The rescission will be effective as of October 3, 1997.

Item 7.   Exhibits

          10   Press Release regarding the rescission

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        TRIANGLE BANCORP, INC.
                                                        ------------------------
                                                              (Registrant)

Date: September 19, 1997                                By: /s/ Debra L. Lee
                                                        ------------------------
                                                        Chief Financial Officer


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                                 EXHIBIT INDEX


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10      Press Release regarding the rescission             5